                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (Date of earliest event reported): DECEMBER 5, 2003



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-12733                                           41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On December 5, 2003, the Registrant issued a press release announcing that the production of the Ford Ranger frames will remain in its Milwaukee, Wisconsin facility. A copy of this press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             99.1 Press release dated December 5, 2003, Production of Ford Ranger Frames to Remain at Tower Automotive Milwaukee Facility

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 TOWER AUTOMOTIVE, INC.



Date:  December 5, 2003                          By: /s/ Kathy J. Johnston
                                                    ----------------------------
                                                 Name:  Kathy J. Johnston
                                                 Title: Corporate Officer